February 5, 2014 Fourth Quarter & FY 2013 Earnings Presentation Exhibit 99.2

Safe Harbor

This document contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ significantly from those projected, particularly with respect to Tessera Technologies, Inc.’s (the “Company”) financial results and projections, including projections on recurring revenue, operating expenses and the Company’s target operating model; the
Company’s products and technology; growth of the Company’s served markets; market opportunities; and monetization of the
Company’s DigitalOptics (DOC) patent portfolio. Material factors that may cause results to differ from the statements made include the plans or operations relating to the Company's businesses; any need to spend more cash and/or incur greater charges than anticipated in connection with the DOC restructuring, workforce reduction, facility closures and related activities; any need to undertake further restructuring activities; market or industry conditions; changes in patent laws, regulation or enforcement, or other factors that might affect the Company's ability to protect or realize the value of its intellectual property; the expiration of license agreements and the cessation of related royalty income; the failure, inability or refusal of licensees to pay royalties; initiation, delays, setbacks or losses relating to the Company's intellectual property or intellectual property litigations, or invalidation or limitation of key patents; the timing and results, which are not predictable and may vary in any individual proceeding, of any ICC ruling or award, including in the Amkor arbitration; fluctuations in operating results due to the timing of new license agreements and royalties, or due to legal costs; the risk of a decline in demand for semiconductor and products utilizing DOC technologies; failure by the industry to use technologies covered by the Company's patents; the expiration of the Company's patents; the Company's ability to successfully complete and integrate acquisitions of businesses; the risk of loss of, or decreases in production orders from, customers of acquired businesses; financial and regulatory risks associated with the international nature of the Company's businesses; failure of the
Company's products to achieve technological feasibility or profitability; failure to successfully commercialize the Company's products;
changes in demand for the products of the Company's customers; limited opportunities to license technologies and sell products due to high concentration in the markets for semiconductors and related products and camera modules; and the impact of competing technologies on the demand for the Company's technologies and products. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this release. The Company's filings with the Securities and Exchange
Commission, including its Annual Report on Form 10-K for the year ended Dec. 31, 2012, and its Quarterly Report on Form 10-Q for
the quarter ended Sept. 30, 2013, include more information about factors that could affect the Company's financial results. The
Company assumes no obligation to update information contained in this press release. Although this presentation may remain available on the Company's website or elsewhere, its continued availability does not indicate that the Company is reaffirming or confirming any of the information contained herein.

250
200
150
100
50
-
$ millions

	2011	2012	2013	2014
Episodic	5	59	66	TBD
Recurring	225	147	102	120

TESSERA TECHNOLOGIES, INC.

Recurring & Episodic Revenue

Notes:
"Episodic" revenue includes lump-sum settlement payments, damages awards from courts and tribunals, back payments resulting from audits, initial license fees, non-recurring engineering, and other revenue that is not paid over at least one year of a contract.
The company is not providing a forecast of Episodic revenue for 2014.
"Recurring" revenue includes the Company's IP business and its FotoNation (EIE) business.
FY2013 Recurring includes approximately $5M for a contract that ended in 2013 and approximately $6.5 million royalty catch-up payment.

250
200
150
100
50
-
$ millions

	2011	2012	2013	2014
Micron & PTI	112	53	-	
All Other	113	94	102	120

TESSERA
TECHNOLOGIES, INC.

Recurring Revenue – PTI & Micron Impact 4

SK hynix and Samsung Recurring Revenue 5 125+%

Litigation Expense – $ in millions
% of Total Revenue
90
80
70
60
50
40
30
20
10
0
40%
35%
30%
25%
20%
15%
10%
5%
0%
2006
2007
2008
2009
2010
2011
2012
2013

TESSERA TECHNOLOGIES, INC.

Litigation Spend Litigation Spend in Near-term Target Operating Model is 14% of Total Revenue (red line below) 6

Revenue	100%
R&D	17%
SG&A	19%
Litigation	14%
Operating Income	50%

TESSERA
TECHNOLOGIES, INC.

Near-Term Target Operating Model

Notes:
Expenses and Operating Income are non-GAAP.
Target Operating Model assumes revenue in the range of $180 million -$200 million annually.
Litigation expense could vary significantly by period.
The Company intends to update this Target Operating Model as the business changes.

1,000,000
100,000
10,000
1,000
100
10
1
1960
1970
1980
1990
2000
2010
Increasing integration
Mainframe
1MM
+ Units
Minicomputer
10MM
+ Units
PC
100MM
+ Units
Desktop
Internet
1BM
+ Units/Users
Mobile
Internet
10BM
+ Units/Users

TESSERA
TECHNOLOGIES, INC.

“Mobile” is Driving Unit Volume/Licensing Opportunities 8 Source: Dr. Morris Chang, TSMC

Imaging is a Central Smartphone Feature
Voice: Nuance
®
Audio: Dolby
®
Video: MPEG
®
Maps: Various
Imaging
Red Eye Removal
Face Recognition
Image
Stabilization
Face Detection &
Tracking
Panorama
Blink / Smile
Detection
Auto-Focus

Camera modules 19%
MEMS 13%
Software imaging 50%
Other 18%

TESSERA TECHNOLOGIES, INC.

DOC Patent Portfolio Targets Mobile Market
* Smartphones: 1B in 2013
growing to 1.7B in 2017
* Tablets: 228M in 2013
growing to 407M in 2017
* Laptops: 204M in 2013
growing to 241M in 2017
Over 1140 Patents and Applications Covering a Wide Range of Mobile Imaging Technologies
Additional monetization opportunities may include a sale of the portfolio, patent licensing, additional software/technology licensing, or some combination thereof.

Description	Package Type	Piece Cost	Cum. BOM Cost	Cum BOM %	Pin Count	Package Brand
Dual-Core Applications Processor	BGA-POP	$33.200	$33.200	21%	1564	Apple
Multimode Baseband Processor w/ Memory	BGA Stacked 2	$22.810	$56.010	36%	383	Qualcomm
Multichip Memory - 32 GB MLC iNAND Flash, Memory Controller	BGA Stacked 5	$17.620	$73.630	48%	60	SanDisk
Multichip Memory - 1 GB Mobile DDR2 SDRAM	BGA-POP-2	$5.220	$78.850	51%	272	Elpida
8 MP BSI CMOS Image Sensor	COB	$4.850	$83.700	54%	65	Sony
WiFi 802.11a/b/g/n / Bluetooth / FM Radio Module	MCP - 5 Chips	$4.610	$88.310	57%	52	Murata
GSM / W-CDMA / LTE RxD Transceiver + GPS	BGA	$3.910	$92.220	60%	196	Qualcomm
Stereo Audio CODEC	BGA	$3.150	$95.370	62%	140	Apple
3-Axis MEMS Gyroscope	MCP - 2 Chips	$2.980	$98.350	63%	16	STMicroelectronics
Power Management	BGA	$2.650	$101.000	65%	276	Apple
W-CDMA Band I & LTE Band IV Power Amplifier	MCP - 3 Chips	$1.920	$102.920	66%	31	Avago
W-CDMA Bands II & V Power Amplifier	MCP - 2 Chips	$1.530	$104.450	67%	31	Skyworks
1.2 MP CMOS Image Sensor	COB	$1.480	$105.930	68%	16	Sony
Diversity Rx Antenna Switch w/ SAW Filters	MCP - 2 Chips	$1.430	$107.360	69%	24	Murata
3-Axis MEMS Accelerometer	MCP - 2 Chips	$1.400	$108.760	70%	16	STMicroelectronics

Macronix: Serial Flash CSP
Elpida:LPDDR2 Stacked-CSP
Apple: ACPU PoP
BRCM: Touchs CSP
QCOM: TRX +GPS CSP
QCOM: BB Stacked-CSP
TI: Touchscreen CSP
ST: MEMS Acc.

TESSERA TECHNOLOGIES, INC.

What’s Valuable in Mobile Hardware? 11 Source: TechInsights

Mobile Portfolio Segmentation

CSP/BGA
Substrate
& Design
Advanced
Assembly
Copper
Pillar
Wafer-
Level
PoP
Stack
Die
800+
Patent Assets
MOBILE
• Design layout
optimization
• Dielectric structure and
fabrication techniques
• Component construction
• Assembly materials,
equipment, and process
• Advanced Chip-Scale Packages (CSP)
• High-Density Ball-Grid-Array (BGA)
components and interconnect
• System-in-Package
• Ultra fine-pitch level 1
interconnect technology
• Planar- and
stacked wafers
• High-Density Package-
on-Package
• Vertically stacked
devices in package

DRAM Layers
Logic Layer
invensas
QFD PACKAGE
64-BIT DRAM
2011WW25

Memory Interconnect: DRAM Packaging Market
3DIC
Stacked-Die CSP
Graphics FlipChip
Graphics Wirebond
DDR Flip Chip
BOC (TCC)
Royalty TAM (m$)
$700
$600
$500
$400
$300
$200
$100
$-
$28
$247
$140
$188
$56
$66
$178
2012
2016

Logic Interconnect: Mobile SOC Packaging Market
SmartPhone
Feature Phone
Low End Phone
Royalty TAM (m$)
$400
$350
$300
$250
$200
$150
$100
$50
$-
$105
$50
$23
$308
$36
$18
2012
2016

TESSERA
TECHNOLOGIES, INC.

xFD™ BVA™ Current DRAM Package (TCC™) Current Package on Package 3D-IC (Memory) 3D-IC (Mobile) Addressable Markets vs. Innovation Roadmap 13

Non-GAAP

In addition to disclosing financial results calculated in accordance with U.S. Generally
Accepted Accounting Principles (GAAP), the Company’s presentation contains non-
GAAP financial measures adjusted for discontinued operations, either one-time or ongoing non-cash acquired intangibles amortization charges, acquired in-process research and development, all forms of stock-based compensation, impairment charges on long-lived assets and goodwill, restructuring and other related exit costs, and related tax effects.  The non-GAAP financial measures also exclude the effects of
FASB Accounting Standards Codification 718, “Stock Compensation” upon the number of diluted shares used in calculating non-GAAP earnings per share. Management believes that the non-GAAP measures used in this presentation provide investors with important perspectives into the Company’s ongoing business performance.  The non-
GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.